UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2021

ECOVYST INC.

Commission File Number: 001-38221

Delaware	81-3406833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Lindenwood Drive
Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)
(610)
651-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	ECVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously disclosed, effective August 1, 2021, Ecovyst Inc. (the “Company”) completed the sale of its Performance Chemicals business to Sparta Aggregator L.P., a partnership established by Koch Minerals & Trading, LLC and Cerberus Capital Management, L.P. (the “Purchaser”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”), dated February 28, 2021, as amended, between the Company and the Purchaser, for a purchase price of $1.1 billion in cash, subject to certain adjustments specified in the Purchase Agreement, including for indebtedness, cash, working capital and transaction expenses of the Performance Chemicals business at the closing of the transaction. In conjunction with entering into the Purchase Agreement, the Performance Chemicals business met the criteria set forth in Accounting
Standards Codification 205-20,
Presentation of Financial Statements – Discontinued Operations (“ASC
205-20”).
As a result, the results of operations of the Performance Chemicals business have been presented as discontinued operations in the consolidated statements of income for all periods presented beginning with the Company’s quarterly financial statements filed on Form
10-Q
for the quarter ended March 31, 2021, filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 17, 2021. The Company is issuing this Current Report on Form
8-K
to recast the Performance Chemicals business as discontinued operations as of and for each of the periods covered by the Company’s Annual Report on Form
10-K
for the year ended December 31, 2020 (“2020 Form
10-K”),
filed with the SEC on March 17, 2021.
The information included in Exhibit 99.1 to this Current Report on Form
8-K
(“Exhibit 99.1”) is presented solely in connection with the presentation changes described above. Exhibit 99.1 does not reflect events occurring after the Company filed its 2020 Form
10-K
except as otherwise stated therein, and does not modify or update the disclosures therein, except as otherwise stated therein and to reflect the presentation of the Performance Chemicals business as discontinued operations as described above. Therefore, Exhibit 99.1 should be read in conjunction with the Company’s other filings made with the SEC, including, and subsequent to the date of, the 2020 Form
10-K.
The Company’s subsequent SEC filings contain important information regarding events, developments, and updates affecting the Company that have occurred since the filing of the 2020 Form
10-K.
Exhibit 99.1 presents a recast of the following historical financial information and related disclosures, originally included in the 2020 Form
10-K,
to reflect the presentation of the Performance Chemicals business as discontinued operations.
Ecovyst Inc. has revised the following items of the 2020 Form
10-K
to reflect the retrospective revisions described above:
Part II:

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•	Item 8. Financial Statements and Supplementary Data.
Exhibit 99.1 is attached hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data

104	The cover page from this Current Report on Form 8-K of Ecovyst Inc., formatted in Inline XBRL and included as Exhibit 101

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2021	Ecovyst Inc.

	By:	/s/ Michael Feehan
	Name:	Michael Feehan
	Title:	Vice President and Chief Financial Officer